Mercantile
Bank Corporation

Conference Call and Webcast Presentation

First Quarter 2022



Forward-Looking Statements

Forward-Looking Statements

This news release contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Any such statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates; significant declines in the value of commercial real estate; market volatility; demand for products and services; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the method of determining Libor and the phase-out of Libor; changes in the national and local economies, including the ongoing disruption to financial market and other economic activity caused by the COVID-19 pandemic, unstable political and economic environment; and other factors, including those expressed as risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

A Commitment to Excellence

Performance Highlights

As of March 31, 2022

- Annualized net core commercial loan growth of approximately 11 percent
- Sustained strength in commercial loan pipeline
- Net interest income growth
- Significant increases in several key fee income categories
- Continued low levels of nonperforming assets and gross loan charge-offs
- Robust capital position
- Augmented regulatory capital levels with issuance of additional subordinated notes

NASDAQ:
MBWM

$535M
MARKET CAP

$5.18B
TOTAL ASSETS

$3.56B
TOTAL LOANS

$3.98B
TOTAL DEPOSITS

Michigan's Community Bank®

- Founded in Grand Rapids in 1997
- Second largest bank headquartered in MI
- 45 banking locations
- Expanded to Cincinnati, Ohio and Midland, Michigan in 2020 & Petoskey, Michigan in 2021
- Addition of new lending teams focused at driving growth in all markets


Petoskey
Cadillac
West Branch
Mt Pleasant
Holland
Grand Rapids
Lansing
Detroit
Kalamazoo

Top 10
Deposit Market Share in Michigan


Cincinnati

Top 5 Michigan Markets*

County	Total Deposits (in thousands)	Unemployment Rate	2020 Population	10 Year Population Change	10 Year Growth %
Kent	$1,619,521	4.1%	657,974	+55,352	9.2%
Clinton	$332,897	3.7%	79,128	+3,746	5.0%
Kalamazoo	$298,988	4.4%	261,670	+11,339	4.5%
Isabella	$252,024	4.5%	64,394	-5,917	-8.4%
Gratiot	$201,724	4.8%	41,761	-715	-1.7%

**Deposit data as of June 30, 2021. Unemployment data as of October 2021 from the Michigan Bureau of Labor. Population data from the U.S. Census.*

Strategic Initiatives

LEVERAGE INVESTMENTS

- Expand usage of Treasury Management products and services
- Cultivate new market growth
  - Southeast Michigan
  - West Michigan
  - Midland, Michigan
  - Petoskey, Michigan
  - Saginaw, Michigan
  - Cincinnati, Ohio
- Further entrench strong presence in Grand Rapids/Kent County
- Capitalize on merger disruptions
- Continue to deepen new and current relationships

DIGITAL DELIVERY

- Expand customer utilization of digital banking services
- Personalize the digital experience
- Deploy digital onboarding for all products
- Leverage data to customize client interactions and refine internal systems
- Offer best-in-class products and services
- Continued enhancement of digital products & services

PEOPLE & CULTURE

- Recruit and retain top talent and develop emerging leaders
- Maintain strong training programs
- Expand Diversity, Equity & Inclusion initiatives
- Implement best practices with evolving Environmental, Social & Governance frameworks
- Support customers during times of economic uncertainty
- Continue development of strong community partnerships and volunteer involvement

RISK & PROCESS

- Maintain dynamic Enterprise Risk Management Program
- Optimize "work from home/work from office" framework
- Evolve branches into relationship centers
- Ensure financial strength and resiliency
- Maintain robust asset, transaction and risk analysis processes
- Deploy data analytics programs to improve efficiency and monitor risk

Forward Progress

DEI
Diversity, Equity & Inclusion

- 33% gender, racial and ethnic diversity on Board of Directors.
- All team members have access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- 21% minority hire rate in 2021.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Comprehensive Diversity, Equity & Inclusion Policy, Human Rights Policy and Diverse Vendor Program.

ESG
Environmental, Social & Governance

- Engaged and active ESG Committee.
- Branch and office optimizations with more efficient facilities in the same markets, including the deployment of Video Banking Machines and the opening of locations in new markets.
- Ongoing expansion of strong community partnerships and volunteer involvement.
- Risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.
- Awarded four Affordable Housing Program grants totaling nearly $2M in 2021.
- Donations of about $0.8M in support of non-profit organizations within our communities in 2021.
- Installation of Electric Vehicle charging stations on a pilot program.
- 190 tons of paper securely shredded and recycled.
- $290MM in Community Development lending in 2021.
- $525MM in Small Business lending in 2021.
- Providing a variety of financial education classes to schools and community organizations.

Financial Performance

First Quarter 2022



Noninterest Income Strategic Initiatives

Mortgage volume led by purchase activity, supported by continued refinance activity


MORTGAGE PIPELINE YEAR-OVER-YEAR TREND: APPLICATIONS
$120
$100
$80
$60
$40
$20
$-
Volume in Millions
450
400
350
300
250
200
150
100
50
0
Units
January
February
March
April
May
June
July
August
September
October
November
December
2022
2021
2022 Units
2021 Units

Noninterest Income Strategic Initiatives

Well-positioned to capture market share with proven record of fast and effective processing and strategic hires of seasoned lenders across Mercantile's markets



MORTGAGE PIPELINE YEAR-OVER-YEAR TREND: VOLUME & UNITS
APPLICATIONS
700
600
500
400
300
200
100
0
January
February
March
April
May
June
July
August
September
October
November
December
2021 Apps
2022 Apps

Strong Credit Culture

Diversified Lending

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength regardless of the economic conditions. Our loan portfolio has been built through the cultivation and development of deep mutually beneficial client relationships. Loan portfolio metrics have remained very strong, including during disruptions caused by the COVID-19 Pandemic, reflecting the solid performance of the Bank's customers.



Asset Quality Metrics

3 bps
Nonperforming Assets to Total Assets

Quarter Trends ($ in thousands)

	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20
Net loan charge-offs (recoveries)	($100)	($1,300)	$400	($300)	($400)	$100
Net loan charge-offs to average loans	(0.01%)	(0.16%)	0.05%	(0.04%)	(0.05%)	0.01%
Allowance to loans	0.99%	1.02%	1.13%	1.11%	1.15%	1.19%
Nonperforming loans to total loans	0.05%	0.07%	0.08%	0.08%	0.08%	0.11%
Nonperforming assets to total assets	0.03%	0.05%	0.06%	0.07%	0.07%	0.09%

Core Commercial Loan Growth (dollars in millions)

Five Quarter Trend

	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21
Core Commercial Loans	$2,993	$2,910	$2,727	$2,564	$2,513
PPP Loans	$12	$40	$116	$246	$455
Total Commercial Loans	$3,005	$2,950	$2,843	$2,810	$2,968

Five Year Trend

	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Core Commercial Loans	$2,910	$2,429	$2,442	$2,360	$2,204
PPP Loans	$40	$365	$–	$–	$–
Total Commercial Loans	$2,950	$2,794	$2,442	$2,360	$2,204

Commercial Loan Portfolio Composition

Loan Type*

- Commercial & Industrial
- Commercial Vacant Land, Land Development & Residential Construction
- Commercial Real Estate – Owner Occupied
- Commercial Real Estate – Non-Owner Occupied
- Commercial Real Estate – Multi-Family & Residential Rental


7%
38%
34%
19%
2%

*As of March 31, 2022. Excludes PPP Loans

Loan Concentration

Industry*

- Real Estate, Rental & Leasing
- Services
- Agriculture, Oil & Gas Extraction & Utilities
- Construction
- Manufacturing
- Wholesale Trade
- Retail Trade
- Transportation & Warehousing
- Information
- Finance & Insurance


1%
4%
17%
6%
7%
2%
1%
3%
39%
20%

*As of March 31, 2022

Commercial Credit Exposure

Credit Risk Profile by Internal Credit Risk Grades* ($ in millions)

Internal Credit Risk Grade Groupings	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$719.3	$34.6	$358.2	$498.0	$132.9
Grades 5-7	$403.5	$18.0	$222.1	$496.7	$75.0
Grades 8-9	$18.8	$0.1	$2.4	$12.7	$0.1
Total Commercial	$1,141.6	$52.7	$582.7	$1,007.4	$208.0
% of Total Commercial Loans as of March 31, 2022	38%	2%	19%	34%	7%

*Excludes PPP Loans

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

	30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	-	-	-	-	$1,153.8	$1,153.8	-
Vacant Land, Land Development, Residential Construction	-	-	-	-	$52.7	$52.7	-
Real Estate – Owner Occupied	$1.2	-	-	$1.2	$581.5	$582.7	-
Real Estate – Non-Owner Occupied	-	-	-	-	$1,007.4	$1,007.4	-
Real Estate – Multi-Family & Residential Rental	-	-	-	-	$208.0	$208.0	-
Total Commercial	$1.2	-	-	$1.2	$3,003.4	$3,004.6	-
1-4 Family Mortgages	$0.6	$0.1	$0.1	$0.8	$521.7	$522.5	-
Other Consumer Loans	-	-	-	-	$28.7	$28.7	-
Total Retail	$0.6	$0.1	$0.1	$0.8	$550.4	$551.2	-
Total Past Due Loans	**$1.8**	**$0.1**	**$0.1**	**$2.0**	**$3,553.8**	**$3,555.8**	**-**

*As of March 31, 2022. Excludes current non-accrual loans.

Past Due Loans

6 bps
Past Due Loans as % of Total Loans


$2.0
$2.1
$1.1
$2.0
$2.1
$3.0
$2.1
$1.4
$2.8
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Millions
3/31/22
12/31/21
9/30/21
6/30/21
3/31/21
12/31/20
9/30/20
6/30/20
3/31/20
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

Commercial Loans * (dollars in thousands)

Floating Rate Information

	Balance	Percentage
Floating Rate Commercial Loans	$1,749,000	58%
Fixed Rate Commercial Loans	$1,256,000	42%
Total Commercial Loans	**$3,005,000**	**100%**

Repricing Outlook

	Balance	Percentage
Reprice Immediately	$1,258,000	72%
After 0.25%	$195,000	83%
After 0.50%	$134,000	91%
After 0.75%	$68,000	95%
After 1.00%	$94,000	100%

(*) – As of March 31, 2022

Managing Abundant Deposits & Liquidity

Total Deposits of $3.98B*

- Continue to attract local deposits, supporting improved funding costs
- Loan to deposit ratio of 89%
- Noninterest-bearing deposits comprise 42% of total deposits


Total Deposits
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Billions
12/31/21
12/31/20
12/31/19
12/31/18
12/31/17
Interest-bearing
Noninterest-bearing

*As of March 31, 2022

Appendix

Thank you for your interest in our company

NASDAQ Global Select Market Symbol: MBWM

310 Leonard Street NW, Grand Rapids, MI 49504

616.406.3000 or 800.453.8700

www.mercbank.com



Executive Management Team



Robert B. Kaminski, Jr.
President & Chief Executive Officer

Mr. Kaminski joined the Bank in 1997 and has over 38 years of commercial banking experience. Mr. Kaminski was appointed President and Chief Executive Officer of Mercantile on January 1, 2017 and continues to serve as Chief Executive Officer of the Bank, a position he has held since 2015.



Raymond E. Reitsma
EVP, Chief Operating Officer & President of the Bank

Mr. Reitsma was appointed President of the Bank effective January 1, 2017, and has been with the Bank for 19 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years.



Charles E. Christmas
EVP, Chief Financial Officer & Treasurer

Mr. Christmas joined the Bank in 1998 and has over 35 years of banking experience. Before being promoted to his current role, he served as SVP and CFO of Mercantile and the Bank from 2000 to 2015. Mr. Christmas also serves as Treasurer of Mercantile, a position he has held since 2000.

Product Offerings

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Collection	✓				
Bill Payment & ACH	✓	✓	✓	✓	✓
Cash Management	✓	✓	✓	✓	✓
Credit Card Rewards	✓	✓	✓	✓	✓
Health Savings Account	✓	✓	✓	✓	✓
In-House Payroll Services & Human Capital Management Solutions	✓				
Integrated Payables	✓	✓	✓	✓	✓
Integrated Receivables	✓	✓	✓	✓	✓
Merchant Services	✓	✓	✓	✓	✓
Personal Finance Management (Within Online & Mobile Banking)	✓	✓			✓
Remote Deposit Capture	✓	✓	✓	✓	✓

Paycheck Protection Program (PPP)

*As of March 31, 2022	ORIGINAL		FORGIVEN		REMAINING	
LOAN BALANCE SEGMENT	#	$	#	$	#	$
PPP Round One	2,171	$553,100,000	(2,165)	($552,200,000)	6	$900,000
PPP Round Two	1,216	$208,500,000	(1,178)	($197,200,000)	38	$11,300,000
Totals	3,387	$761,600,000	(3,343)	($749,400,000)	44	$12,200,000

	PPP ROUND ONE		PPP ROUND TWO	
NET FEE INCOME ACCRETION				
2nd Quarter 2020	$	2,700,000	$	0
3rd Quarter 2020	$	3,000,000	$	0
4th Quarter 2020	$	5,400,000	$	0
1st Quarter 2021	$	2,400,000	$	400,000
2nd Quarter 2021	$	1,100,000	$	1,800,000
3rd Quarter 2021	$	200,000	$	2,600,000
4th Quarter 2021	$	<100,000	$	2,300,000
1st Quarter 2022	$	<100,000	$	800,000
Remaining as of March 31, 2022	$	<100,000	$	200,000

Consolidated Reports of Income
(Unaudited)

Unaudited

		Three Months Ended		Three Months Ended
		March 31, 2022		March 31, 2021
Net Income	$	11,492,000	$	14,239,000
Basic earnings per share	$	0.73	$	0.87
Diluted earnings per share	$	0.73	$	0.87
Average basic shares outstanding		15,840,801		16,283,044
Average diluted shares outstanding		15,841,037		16,283,490

Consolidated Reports of Income
(Unaudited)

Net Interest Income

		Three Months Ended		Three Months Ended
		March 31, 2022		March 31, 2021
INTEREST INCOME				
Loans, including fees	$	33,251,000	$	32,985,000
Investment securities		2,265,000		1,632,000
Other interest-earning assets		366,000		168,000
Total interest income		35,882,000		34,785,000
INTEREST EXPENSE				
Deposits		1,825,000		2,717,000
Short-term borrowings		50,000		36,000
Federal Home Loan Bank advances		1,864,000		2,027,000
Other borrowed money		1,258,000		472,000
Total interest expense		4,997,000		5,252,000
Net interest income		30,885,000		29,533,000
Provision for loan losses		100,000		300,000
Net interest income after provision for loan losses	$	30,785,000	$	29,233,000

Consolidated Reports of Income

(Unaudited)

Noninterest Income

		Three Months Ended March 31, 2022		Three Months Ended March 31, 2021
Service charges on accounts	$	1,416,000	$	1,155,000
Mortgage banking income		3,281,000		8,800,000
Credit and debit card income		1,881,000		1,678,000
Interest rate swap income		1,351,000		653,000
Payroll services		638,000		557,000
Earnings on bank owned life insurance		287,000		277,000
Other income		423,000		343,000
Total noninterest income	$	9,277,000	$	13,463,000

Appendix

Consolidated Reports of Income

(Unaudited)

Noninterest Expense

		Three Months Ended		Three Months Ended
		March 31, 2022		March 31, 2021
Salaries and benefits	$	15,510,000	$	15,086,000
Occupancy		2,104,000		2,014,000
Furniture and equipment		934,000		889,000
Data processing costs		2,973,000		2,617,000
Other expense		4,221,000		4,551,000
Total noninterest expense		25,742,000		25,117,000
Income before federal income tax expense		14,320,000		17,579,000
Federal income tax expense		2,828,000		3,340,000
Net Income	$	11,492,000	$	14,239,000

Consolidated Reports of Income

(Unaudited)

Yield on Assets/ Cost of Funds

	Quarterly				
	2022 1st Qtr	2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr
Yield on loans	3.87%	4.07%	4.07%	3.99%	4.03%
Yield on securities	1.52%	1.46%	1.46%	1.54%	1.61%
Yield on other interest-earning assets	0.19%	0.15%	0.16%	0.12%	0.11%
Yield on total earning assets	2.99%	3.12%	3.13%	3.20%	3.26%
Yield on total assets	2.82%	2.94%	2.94%	3.02%	3.09%
Cost of deposits	0.19%	0.19%	0.23%	0.25%	0.31%
Cost of borrowed funds	1.82%	1.66%	1.67%	1.73%	1.78%
Cost of interest-bearing liabilities	0.66%	0.63%	0.69%	0.74%	0.82%
Cost of funds *(total earning assets)*	0.42%	0.38%	0.42%	0.44%	0.49%
Cost of funds *(total assets)*	0.39%	0.36%	0.39%	0.41%	0.47%
Net interest margin *(fully tax-equivalent)*	2.57%	2.74%	2.71%	2.76%	2.77%

Consolidated Reports of Income

(Unaudited)

Mortgage Banking Activity

($ in thousands)		Quarterly				
		2022 1st Qtr	2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr
Total mortgage loans originated	$	168,200	210,200	259,500	237,300	245,200
Purchase mortgage loans originated	$	101,400	124,600	143,600	144,500	81,500
Refinance mortgage loans originated	$	66,800	85,700	115,900	92,800	163,700
Mortgage loans originated to sell	$	75,700	129,500	177,800	140,500	195,700
Net gain on sale of mortgage loans	$	3,200	6,900	6,700	7,700	9,200

Consolidated Reports of Income

(Unaudited)

Asset Quality

($ in thousands)		Quarterly				
		2022 1st Qtr	2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr
Gross loan charge-offs	$	200	200	700	100	100
Recoveries	$	300	1,500	300	400	500
Net loan charge-offs (recoveries)	$	(100)	(1,300)	400	(300)	(400)
Net loan charge-offs to average loans		(0.01%)	(0.16%)	0.05%	(0.04%)	(0.05%)
Provision for loan losses	$	100	(3,400)	1,900	(3,100)	300
Allowance for loan losses	$	35,200	35,400	37,400	35,900	38,700
Allowance to loans		0.99%	1.02%	1.13%	1.11%	1.15%
Allowance to loans excluding PPP loans		0.99%	1.04%	1.17%	1.20%	1.33%
Nonperforming loans	$	1,600	2,500	2,800	2,700	2,800
Other real estate/repossessed assets	$	0	0	100	400	400
Nonperforming loans to total loans		0.05%	0.07%	0.08%	0.08%	0.08%
Nonperforming assets to total assets		0.03%	0.05%	0.06%	0.07%	0.07%

Appendix

Consolidated Reports of Income

(Unaudited)

Nonperforming Assets Reconciliation

($ in thousands)		Quarterly				
		2022 1st Qtr	2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr
Beginning balance	$	2,500	2,900	3,100	3,200	4,100
Additions	$	100	200	400	500	100
Return to performing status	$	(200)	0	0	0	(100)
Principal payments	$	(700)	(400)	(300)	(500)	(600)
Sale proceeds	$	0	(100)	(200)	0	(100)
Loan charge-offs	$	(100)	(100)	0	(100)	0
Valuation write-downs	$	0	0	(100)	0	(200)
Ending balance	$	1,600	2,500	2,900	3,100	3,200

Thoughts on Remainder of 2022

Rising Prime/Libor/SOFR Rates

	Basis Points
May 4, 2022	50
June 15, 2022	25
July 27, 2022	25
September 21, 2022	25

Performance Metrics

	2nd Qtr	3rd Qtr	4th Qtr
Net Interest Margin	2.65% – 2.75%	2.90% – 3.00%	3.10% – 3.20%
Average Earning Assets	$4.8 B – $4.9 B	$4.7 B – $4.8 B	$4.7 – $4.8 B
Fee Income	$9.5 M – $10.5 M	$9.5 M – $10.5 M	$9.5 M – $10.5 M
Overhead Costs	$26 M – $27 M	$27 M – $28 M	$27 M – $28 M
Federal Tax Rate	19.75%	19.75%	19.75%